Exhibit 10.1

Execution Version

EARGO, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JULY 13, 2020

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TABLE OF CONTENTS

(continued)

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EARGO, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of July 13, 2020, and is between Eargo, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A (each, an “Investor” and collectively, the “Investors”) and Future Fund Investment Company No. 4 Pty Ltd (ACN 134 338 908) (the “FF Beneficial Investor”).

RECITALS

The Company proposes to sell and issue shares of the Company’s Series E Preferred Stock to certain of the Investors pursuant to the Series E Preferred Stock Purchase Agreement (as may be amended from time to time, the “Purchase Agreement”), of even date herewith (the “Financing”).

Certain Investors are parties to that certain Amended and Restated Investors’ Rights Agreement dated as of April 9, 2020 (the “Prior Agreement”).

As a condition to the Financing, the Investors have agreed to amend and restate the Prior Agreement with this Agreement.

The parties therefore agree as follows:

SECTION 1

DEFINITIONS

1.1    Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)    “Bad Actor Disqualification” shall mean any “bad actor” disqualification described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(b)    “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c)    “Common Stock” shall mean the Common Stock of the Company.

(d)    “Conversion Stock” shall mean shares of Common Stock issued upon conversion of the Shares.

(e)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f)    “FF Investor” means The Northern Trust Company (ABN 62 126 279 918), a company incorporated in the State of Illinois in the United States of America, in its capacity as custodian for the FF Beneficial Investor.

(g)    “FF Permitted Transferee” means (a) the Future Fund Board of Guardians, (b) any entity controlling, controlled by, or under common control with, the Future Fund Board of Guardians, (c) the trustee of a trust in which all or substantially all of the beneficial interests are held directly or indirectly by the Future Fund Board of Guardians or any person controlling, controlled by, or under common control with, the Future Fund Board of Guardians or (d) any custodian of any of the foregoing.

(h)    “Future Fund Side Letter” means that certain side letter agreement between the Company, the FF Investor and the FF Beneficial Investor dated July 13, 2020.

(i)    “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(j)    “Indemnified Party” shall have the meaning set forth in Section 2.6(c).

(k)    “Indemnifying Party” shall have the meaning set forth in Section 2.6(c).

(l)    “Initial Closing” shall mean the date of the initial sale of the Series E Preferred Stock pursuant to the Purchase Agreement.

(m)    “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(n)    “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than thirty-five percent (35%) of the outstanding Registrable Securities.

(o)    “Investors” shall mean the persons and entities listed on Exhibit A.

(p)    “Major Investors” shall mean those Investors who hold and continue to hold at least an aggregate of 332,591 Shares and Conversion Stock and, in the case of the FF Investor, includes the FF Beneficial Investor for so long as the FF Investor is a Major Investor.

(q)    “New Securities” shall have the meaning set forth in Section 4.1(a).

(r)    “Other Selling Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(s)    “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), (including shares of Common Stock issuable upon conversion of shares of any currently unissued series of preferred stock of the Company) with respect to which registration rights have been granted.

(t)    “Pivotal Permitted Transfer” shall have the meaning set forth in Exhibit B to this Agreement.

(u)    “Purchase Agreement” shall have the meaning set forth in the Recitals.

(v)    “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(w)    The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(x)    “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(y)    “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 2.8(b).

(z)    “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(aa)    “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(bb)    “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(cc)    “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(dd)    “Shares” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

(ee)     “Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

SECTION 2

REGISTRATION RIGHTS

2.1    Requested Registration.

(a)    Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders (which, for the purpose of this clause includes the FF Beneficial Investor for so long as the FF Investor is an Initiating Holder) a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i)    promptly give written notice of the proposed registration to all other Holders; and

(ii)    as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b)    Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i)    Prior to the earlier of (A) the five (5)-year anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the Company’s Initial Public Offering;

(ii)    If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) are less than $15,000,000;

(iii)    In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv)    After the Company has initiated two such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations which have been declared or ordered effective and pursuant to which securities have been sold, and (y) Withdrawn Registrations);

(v)    During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Company-initiated registration (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated); provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(vi)    If the Company delivers notice to the holders of Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for an Initial Public Offering within ninety (90) days;

(vii)    If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Section 2.3;

(viii)    If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company); or

(ix)    If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (b)(viii) above to firmly underwrite the offer.

(c)    Deferral. If (i) in the good faith judgment of the board of directors of the Company, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company because such action would (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (c) render the Company unable to comply with requirements under the Securities Act or Exchange Act, and the board of directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future for any such reason and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

(d)    Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.

(e)    Underwriting. Unless the Registrable Securities may be registered by the Company on Form S-3, the right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in an underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company; provided, however, that the liability of each Holder of Registrable Securities in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of, and relating to, such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions paid by such Holder) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion; (ii) second, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company; and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to all Holders and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and Other Selling Stockholders requesting additional inclusion, as set forth above.

2.2    Company Registration.

(a)    Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i)    promptly give written notice of the proposed registration to all Holders; and

(ii)    use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b)    Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company; provided, however, that the liability of each Holder of Registrable Securities in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of, and relating to, such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions paid by such Holder) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the Initial Public Offering, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3    Registration on Form S-3.

(a)    Request for Form S-3 Registration. After its Initial Public Offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from a Holder or Holders of Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and 2.1(b)(ii).

(b)    Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i)    In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii), or 2.1(b)(v);

(ii)    If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; or

(iii)    If, in a given twelve-month period, the Company has effected two (2) such registrations in such period.

(c)    Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3; provided, however, that the Company shall only have the right to defer such filing under such circumstances for a period of not more than ninety (90) days after receipt of the request of the Holders.

(d)    Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4    Expenses of Registration.

All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5    Registration Procedures.

In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep each Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a)    Keep such registration effective for a period ending on the earlier of the date which is sixty (60) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto;

(b)    To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement;

(c)    Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.5(a) above;

(d)    Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(e)    Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder); provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f)    Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(g)    If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(h)    If (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(i)    Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(k)    Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders and the FF Beneficial Investor, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(l)    Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(m)    In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6    Indemnification.

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder (which, for the purpose of this Section 2.6 includes the FF Beneficial Investor for so long as the FF Investor is a Holder), each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any registration statement, any prospectus included in the registration statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)    Except as otherwise provided in this Section 2.6, to the extent permitted by law, each Holder (which, for the purpose of this Section 2.6 includes the FF Beneficial Investor for so long as the FF Investor is a Holder) will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement or alleged untrue statement of a material fact regarding such Holder or its Shares contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission or alleged omission to state therein a material fact regarding such Holder or its Shares required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c)    Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)    If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.6(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7    Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8    Restrictions on Transfer.

(a)    The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10 (provided that this Section 2.8(a) shall not apply to any Pivotal Permitted Transfer unless there is a change in the registered holder of Registrable Securities pursuant to such Pivotal Permitted Transfer), and:

(i)    There is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with the registration statement; or

(ii)    The Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, the Holder shall have furnished the Company, at the Holder’s expense, with an opinion of counsel reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act.

(b)    Notwithstanding the provisions of Section 2.8(a), no such registration statement or opinion of counsel shall be necessary for: (i) a transfer, including any Pivotal Permitted Transfer, not involving a change in beneficial ownership; (ii) transactions, including any Pivotal Permitted Transfer, involving the distribution without consideration of Restricted Securities by any Holder to (x) a parent, subsidiary or other affiliate of the Holder, if the Holder is a corporation, (y) any of the Holder’s partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of the Holder’s partners, members or other equity owners or retired partners, retired members or other equity owners, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; (iii) transfers, including any Pivotal Permitted Transfer, in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with Rule 144 or (iv) subject to compliance with applicable securities laws, in the case of the FF Investor or the FF Beneficial Investor to any FF Permitted Transferee; provided, in each case, that the

Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition (an “Exempted Transfer Notice”); provided further that no such Exempted Transfer Notice shall be required with respect to any Pivotal Permitted Transfer unless there is a change in the registered holder of Registrable Securities pursuant to such Pivotal Permitted Transfer.

(c)    Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS’ RIGHTS AGREEMENT, AND (2) VOTING RESTRICTIONS AS SET FORTH IN A VOTING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(d)    The first legend referring to federal and state securities laws identified in Section 2.8(b) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification.

(e)    Each Investor agrees not to make any sale, assignment, transfer, pledge or other disposition of any securities of the Company, or any beneficial interest therein, to any person other than the Company unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any Bad Actor Disqualification, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company.

Notwithstanding anything to the contrary contained in this Agreement or any of the other Agreements (as such term is defined in the Purchase Agreement), no notice to the Company of any kind or other restriction shall apply to any Pivotal Permitted Transfer that does not result in a change in the registered holder of Registrable Securities to be transferred.

2.9    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)    Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)    File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)    So long as a Holder owns any Restricted Securities, furnish to the Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10     Market Stand-Off Agreement. Each Holder shall not, without the prior written consent of the managing underwriter, sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the period from the filing of a registration statement of the Company filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in the Initial Public Offering through the end of the one hundred eighty (180)-day period following the effective date of such registration statement (the “Lock-up Period”), provided that: (A) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements, (B) the restrictions contained in this Section 2.10 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, (C) shall only apply to the Initial Public Offering and (D) shall not apply to transactions relating to securities acquired in the Initial Public Offering or open market transactions from and after the date of the Initial Public Offering. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(b) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180)-day (or other) period. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements. The restrictions of this Section 2.10 shall not apply with respect to any Pivotal Permitted Transfer unless there is a change in the registered holder of the Registrable Securities pursuant to such Pivotal Permitted Transfer. Notwithstanding the foregoing, neither the FF Investor nor the FF Beneficial Investor shall be required to execute any agreements pursuant to this Section 2.10, unless such agreement contains a limitation of liability provision substantially in the form of Section 5.17.

Notwithstanding the foregoing, (i) the Company must act reasonably, and use commercially reasonable efforts to procure that the managing underwriter acts reasonably in considering any request by the FF Investor or the FF Beneficial Investor to transfer or assign any Common Stock, or any securities convertible or exercisable or exchangeable (directly or indirectly) for Common Stock, or any beneficial interest in respect of such Common Stock or securities to any FF Permitted Transferee and (ii) if the managing underwriter consents to such request then such transfer or assignment shall not require the consent of any other party hereto pursuant to this Agreement.

2.11    Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12    Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only (a) to any transferee pursuant to a transfer under Section 2.8(b) above or (b) to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided, in each case, that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding at least 60% of the Registrable Securities (which includes the FF Beneficial Investor for so long as the FF Investor is such a Holder) but excluding any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to this Section 2 have terminated in accordance with Section 2.14) enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to or pari passu with the registration rights granted to the Holders hereunder.

2.14     Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 2.1, 2.2 or 2.3 shall terminate on the earlier of (i) such date, on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period without volume limitation, and (ii) five (5) years after the closing of the Company’s Qualified IPO (as defined in the Restated Certificate).

SECTION 3

COMPANY COVENANTS

3.1    Basic Financial Information. The Company will furnish the following reports to each Major Investor:

(i)    As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days after the end of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied;

(ii)    As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by independent public accountants of recognized national standing selected by the Company, unless waived by the holders of at least 60% of the outstanding Registrable Securities;

(iii)    As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments;

(iv)    As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company;

(v)    As soon as practicable after the end of each month, and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments;

(vi)    At least thirty (30) days prior to the end of each fiscal year, a comprehensive operating budget, including a detailed marketing plan and capital expenditures budget, as approved by the Company’s board of directors, including a majority of the Preferred Directors (as defined below), forecasting the Company’s revenues, expenses, and cash position on a month-to-month basis for the upcoming fiscal year; and

(vii)    Such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as a Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection (vi) or any other subsection of Section 2.1 to provide information (i) to a competitor of the Company (it being understood and agreed that none of Maveron Equity Partners V, L.P. and its affiliated entities (“Maveron”), New Enterprise Associates 15, Limited Partnership and its affiliated entities (“NEA”), Pivotal Alpha Limited and its affiliated entities (“Pivotal”), the FF Investor or FF Beneficial Investor or any FF Permitted Transferee, Coöperatieve Gilde Healthcare V U.A. Partners and its affiliated entities (“Gilde”), Longitude Venture Partners IV, L.P. and its affiliated entities (“Longitude” and together with Maveron, Pivotal, the FF Investor, FF Beneficial Investor, Gilde and Longitude, the “Significant Holders”)) will be deemed to be a competitor of the Company), (ii) that it deems in good faith to be a trade secret or similar confidential proprietary information or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel or violate the Company’s confidentiality obligations to any third party.

3.2    Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 to provide information (i) to a competitor of the Company (it being understood and agreed that none of Maveron, NEA, Pivotal, the FF Investor, the FF Beneficial Investor or any FF Permitted Transferee, Gilde or Longitude will be deemed to be a competitor of the Company), (ii) that it deems in good faith to be a trade secret or similar confidential proprietary information or (iii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel or violate the Company’s confidentiality obligations to any third party.

3.3     Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Investor by reason of this Agreement shall have access to any trade secrets or classified information of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Investor whom the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor (it being understood and agreed that none of Maveron, NEA, Pivotal, the FF Investor, the FF Beneficial Investor or any FF Permitted Transferee, Gilde or Longitude will be deemed to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor of the Company). Each Investor (which, for the purpose of this Section 3.3, includes the FF Beneficial Investor for so long as the FF Investor is an Investor) agrees, severally and not jointly, to use the same degree of care as such Investor uses to protect its own confidential information for any information obtained pursuant to this Agreement which the Company identifies in writing as being proprietary or confidential and such Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (a) was in the public domain prior to the time it was furnished to such Investor, (b) is or becomes (through no willful improper action or inaction by such Investor) generally available to the public, (c) was in its possession or known by such Investor without any restriction prior to receipt from the Company, (d) was rightfully disclosed to such Investor by a third party without any restriction or (e) was independently developed without any use of the Company’s confidential information. Notwithstanding the foregoing, each (x) Investor that is a limited partnership or limited liability company may disclose such proprietary or confidential information to any former partners or members who retained an economic interest in such Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Investor (or any employee or representative of any of the foregoing) or legal counsel, accountants or representatives for such Investor and (y) Gilde may disclose such proprietary or confidential information with its investors (for the purposes of, but not limited to, reviewing existing investments and investment proposals) as well as its and such investors’ depositary, auditor, lenders, professional advisors, and governmental or other institutions or authorities to which it is required by applicable law, regulation or judicial order to disclose confidential information for audit, monitoring, reporting, tax, legal, regulatory, supervisory or other purposes (each of the foregoing Persons, a “Permitted Disclosee”). Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (i) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 3.3, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (ii) making any disclosures required by law, rule, regulation or court or other governmental order.

3.4     “Bad Actor” Notice . Each party to this Agreement will promptly notify the Company (and the Company will notify each other party to this Agreement) in writing if it or, to its knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification.

3.5    Stock Option Vesting. All stock option, stock and stock equivalent grants to employees, directors, consultants and other service providers of the Company shall have the following vesting schedule: 25% after one year, with remaining shares vesting monthly over the next 36 months with no acceleration of vesting or other changes in the vesting provisions as the result of the occurrence of a change in control or any other event, unless otherwise approved by the Board of Directors (including the approval of a majority of the Preferred Directors (as defined in the Company’s Amended and Restated Certificate of Incorporation) (the “Restated Certificate”)). Unless otherwise approved by the Board of Directors (including the approval of a majority of the Preferred Directors), if employees, directors, consultants or other service providers of the Company are permitted to purchase unvested shares, the repurchase option shall provide that upon termination of the service provider relationship with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws) shall retain the option to repurchase at the lower of fair market value or cost any unvested shares held by such stockholder.

3.6     Restrictions on Sales of Common Stock; Assignment of Right of First Refusal. The Company shall also retain a right of first refusal on transfers of all exercised stock options and stock and stock equivalent grants to employees, directors, consultants and other service providers of the Company.

3.7    Confidential Information and Invention Assignment Agreements. The Company shall ensure that each current and future officer, employee and consultant shall enter into a confidentiality, invention assignment and one (1) year post-employment non-solicitation agreement or consulting agreement, substantially in a form approved by the Company’s the Board of Directors, including a majority of the then-serving Preferred Directors if any.

3.8    Directors Matters. The Company shall enter into indemnification agreements with each member of its Board of Directors in a form reasonably acceptable to such director. The Company will reimburse non-employee members of the Board of Directors for the customary and reasonable expenses of attending meetings of the Board of Directors. Unless otherwise determined by the vote of a majority of the Preferred Directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall cause to be established, as soon as practicable after such request by a Preferred Director, and will maintain, an audit and compensation committee, each of which shall consist solely of non-management directors. Each non-employee director shall be entitled in such person’s discretion to be a member of any committee of the Board of Directors.

3.9    Insurance. The Company has obtained from sound and reputable insurers Directors and Officers liability insurance in an amount of at least $3 million, general commercial liability insurance, and employment practices liability insurance on terms and conditions satisfactory to the Board of Directors, including a majority of the Preferred Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors, including a majority of the Preferred Directors determines that such insurance should be discontinued.

3.10     Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then, to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s bylaws, the Company’s certificate of incorporation, or elsewhere, as the case may be.

3.11     Expenses of Counsel . In the event of a transaction which is a Change of Control Transaction (as defined below), the reasonable fees and disbursements, not to exceed $50,000, of one counsel for the Significant Holders (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the

Company. At the outset of considering a transaction which, if consummated, would constitute a Change of Control Transaction, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent, and other transaction documents and related non-compete, employment, consulting, and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others, would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

3.12    Anti-Corruption. Within six months after the date of this Agreement, the Company shall implement, and cause to thereafter be maintained to the extent required by applicable law, maintain systems or internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (such as Part 12 of the United States Anti-Terrorism, Crime and Security Act of 2001; the United States Money Laundering Control Act of 1986; the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; the United States Foreign Corrupt Practices Act, as amended; and laws applicable in the United Kingdom that prohibit bribery, corrupt practices or money laundering, including, for the avoidance of doubt, the Bribery Act 2010), such systems and/or controls to be typical of those adopted by similarly situated companies as the Company.

3.13    Harassment Policy. The Company shall maintain in effect (i) a code of conduct governing appropriate workplace behavior and (ii) an anti-harassment and discrimination policy prohibiting discrimination and harassment at the Company, and any changes to such policy shall require the prior approval of the Board of Directors.

3.14     Defense Production Act of 1950. The Company shall provide prompt notice to the Investors in the event that, to the knowledge of the Company, (i) any pre-existing products or services provided by the Company (a) are re-categorized by the U.S. government as critical technologies within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof, (the “DPA”), or (b) would reasonably be considered to constitute the design, fabrication, development, testing, production or manufacture of critical technologies after a re-categorization of selected technologies by the U.S. government, or (ii) after execution of the Purchase Agreement, the Company (a) engages in any activities that would reasonably be considered to constitute the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the DPA, or (b) becomes a TID U.S. business within the meaning of the DPA.

3.15    CFIUS Filing Cooperation.

(a)    If and only if (i) the Committee on Foreign Investment in the United States (“CFIUS”) requests or requires that any Investor or the Company file a notice or declaration (either, a “Filing”) with CFIUS pursuant to the Defense Production Action of 1950, as amended, including all implementing regulations thereof

(“DPA”) with respect to such Investor’s purchase of shares of Series E Preferred Stock pursuant to the Purchase Agreement (the “Transactions”) or (ii) either of (a) any Investor or (b) the Company determine a Filing with CFIUS with respect to the Transactions is required by or advisable in order to comply with applicable law, then each of the Company and the applicable Investor(s) (together, the “CFIUS Parties”) shall (i) cooperate and undertake their reasonable best efforts to promptly make such a Filing and promptly respond to any CFIUS request for information and/or documents with respect to such Filing and/or the Transactions; and (ii) use commercially reasonable efforts to satisfy the CFIUS Condition (as defined below), including without limitation agreeing to reasonable mitigation terms required by CFIUS to satisfy the CFIUS Condition.

(b)    The “CFIUS Condition” shall have been satisfied if, as a result of such a Filing, or as the result of the subsequent submission of a voluntary notice pursuant to 31 C.F.R. Part 800, or an agency notice to CFIUS pursuant to the DPA, (i) the CFIUS Parties have received written notice from CFIUS stating that CFIUS has concluded that the Transactions are not “covered” transactions or investments as defined by 31 C.F.R. Part 800, and therefore are not subject to review by CFIUS; or (ii) the CFIUS Parties receive written notice from CFIUS stating that either (a) the review or investigation of the Transactions under Section 721 of the DPA has concluded and that CFIUS has determined that there are no unresolved national security concerns with respect to the Transactions; (b) CFIUS shall have sent a report to the President of the United States (the “President”) requesting the President’s decision or determination with regard to the Transactions and either (A) the period under the DPA during which the President may announce his decision to take action to suspend, prohibit, or place any limitations on the Transactions shall have expired without any such action being announced or taken or (B) the President shall have announced a decision not to take any action to suspend, prohibit, or limit the Transactions; or (c) CFIUS has informed the parties that the Committee is not able to complete action under Section 721 of the DPA with respect to the Transactions on the basis of a CFIUS declaration, CFIUS has not requested that the CFIUS Parties submit a CFIUS notice and CFIUS has not initiated a unilateral CFIUS review of the Transactions, provided, however, that in the case of this subsection (ii)(c), either of (a) any Investor or (b) the Company may elect to submit a voluntary notice pursuant to 31 C.F.R. Part 800, and in that event, the CFIUS Condition shall not be satisfied until CFIUS has provided one of the responses listed in subsection (i) or (ii)(a)-(b).

3.16    Termination of Covenants. The covenants set forth in this Section 3, other than Sections 3.8 and 3.9, shall terminate and be of no further force and effect upon the earlier to occur of the following: (a) the closing of the Company’s Qualified IPO; and (b) a liquidation, dissolution or winding-up of the Company (as defined in the Restated Certificate).

SECTION 4

RIGHT OF FIRST REFUSAL

4.1    Right of First Refusal to Investors. The Company hereby grants to each Major Investor for so long as such Major Investor continues to hold any Shares or Conversion Stock the right of first refusal to purchase its pro rata share of New Securities (as defined in this Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Major Investor’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (a) the number of Shares and shares of Conversion Stock owned by such Major Investor immediately prior to the issuance of New Securities to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants). Each Major Investor shall have a right of over-allotment such that if any Major Investor fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Major Investors may purchase the non-purchasing Major Investor’s portion on a pro rata basis. This right of first refusal shall be subject to the following provisions:

(a)    “New Securities” shall mean any capital stock (including common stock and preferred stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include any securities excluded from the definition of “Additional Shares of Common” as such term is defined in the Restated Certificate.

(b)    In the event the Company proposes to undertake an issuance of New Securities, it shall give each Major Investor written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15)-days after any such notice is mailed or delivered to agree to purchase such Major Investor’s pro rata share of such New Securities and to indicate whether such Major Investor desires to exercise its overallotment option for the price and upon the terms specified in the notice by giving written notice to the Company, in substantially the form attached as Schedule 1, and stating therein the quantity of New Securities to be purchased.

(c)    In the event the Major Investors fail to exercise fully the right of first refusal within said fifteen (15) day period (the “Election Period”), the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Major Investors’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Major Investors delivered pursuant to Section 4.1(b). In the event the Company has not sold within such sixty (60)-day period following the Election Period, or such sixty (60)-day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Major Investors in the manner provided in this Section 4.1.

(d)    The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the earlier to occur of the following: (a) the closing of the Company’s Qualified IPO; and (b) a liquidation, dissolution or winding-up of the Company (as defined in the Restated Certificate).

(e)    A Major Investor will not have a right of first refusal to purchase a pro rata share of New Securities in accordance with this Section 4 and will not be a Major Investor for purposes of the right of first refusal granted under this Section 4 if, and for so long as, the Major Investor, any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members or any person that would be deemed a beneficial owner of the securities of the Company held by the Major Investor (in accordance with Rule 506(d) of the Securities Act) is subject to any Bad Actor Disqualification, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act.

SECTION 5

MISCELLANEOUS

5.1    Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Investors holding 60% of the outstanding Registrable Securities; provided, however, that Investors purchasing shares of Series E Preferred Stock in a Closing after the Initial Closing (each as defined in the Purchase Agreement) may become parties to this Agreement, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor; provided, further, any section of this Agreement applicable to the Major Investors (including this proviso) may not be amended, modified, terminated or waived without the written consent of the holders of at least 60% of Registrable Securities then outstanding and held by the Major

Investors; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that treats any Investor different from other Investors, the consent of such Investor shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series E Preferred Stock, the consent of the holders of a majority of the Series E Preferred Stock shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series D Preferred Stock, the consent of the holders of a majority of the Series D Preferred Stock shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series C Preferred Stock, the consent of the holders of a majority of the Series C Preferred Stock, including Pivotal, shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series C-1 Preferred Stock, the consent of the holders of a majority of the Series C-1 Preferred Stock, including NEA, shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series B-1 Preferred Stock, the consent of the holders of a majority of the Series B-1 Preferred Stock, including NEA, shall also be required for such amendment, waiver, discharge or termination; provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series B Preferred Stock, the consent of the holders of a majority of the Series B Preferred Stock, including NEA, shall also be required for such amendment, waiver, discharge or termination; and provided, further, that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the Series A Preferred Stock, the consent of the holders of a majority of the Series A Preferred Stock, including Maveron, shall also be required for such amendment, waiver, discharge or termination; and provided, further, that any waiver of any rights held by Maveron under this Agreement shall also require the consent of Maveron; provided, further, that any waiver of any rights held by NEA under this Agreement shall also require the consent of NEA; provided, further; that if any amendment, waiver, discharge or termination operates in a manner that adversely and disproportionately affects the FF Investor or the FF Beneficial Investor, the consent of the FF Investor and the FF Beneficial Investor shall also be required for such amendment, waiver, discharge or termination; provided, further, that any waiver of any rights held by Pivotal under this Agreement shall also require the consent of Pivotal; provided, further, that any waiver of any rights held by Gilde under this Agreement shall also require the consent of Gilde; and provided, further, that any waiver of any rights held by Longitude under this Agreement shall also require the consent of Longitude. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Investor and each future Investor of all such securities of Investor. Each Investor acknowledges that by the operation of this paragraph, the Investors holding majority of the voting power of the Shares and Conversion Stock will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

5.2    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to an Investor) or otherwise delivered by hand, messenger or courier service addressed:

(a)    if to an Investor, to the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof; or

(b)    if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 1600 Technology Drive, Sixth Floor, San Jose, CA 95110, or at such other current address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Alan Mendelson, Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one (1) business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five (5) days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on Exhibit A (or to any other facsimile number for the Investor in the Company’s records), and (ii) electronic mail to the electronic mail address set forth on Exhibit A (or to any other electronic mail address for the Investor in the Company’s records). This consent may be revoked by an Investor by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

Notwithstanding the foregoing, if any notice or communication is to be given to the FF Investor or the FF Beneficial Investor under this agreement, such notice or communication shall also be sent in accordance with the contact information in the Future Fund Side Letter, or as otherwise notified by the FF Investor or the FF Beneficial Investor (as applicable) to the Company in accordance with this Section 5.2.

5.3    Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

5.4    Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor or the FF Beneficial Investor without the prior written consent of the Company except in connection with a Pivotal Permitted Transfer or a transfer to an FF Permitted Transferee. Any attempt by an Investor or the FF Beneficial Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5    Entire Agreement. This Agreement and the exhibits hereto amends and restates the Prior Agreement in its entirety and constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein. Notwithstanding the foregoing, in the event of a conflict between the terms of this Agreement and the Future Fund Side Letter, the terms and conditions of the Future Fund Side Letter will control and prevail to the extent of the conflict or inconsistency; provided that this sentence of Section shall only be applicable to the rights and obligations of the FF Investor, the FF Beneficial Investor and the Company.

5.6    Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7    Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to Sections, paragraphs and exhibits shall, unless otherwise provided, refer to Sections and paragraphs hereof and exhibits attached hereto.

5.9    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.10    Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

5.11    Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement. Notwithstanding the foregoing, neither the FF Investor nor the FF Beneficial Investor shall be required to enter into any instrument or agreement which does not contain a limitation of liability provision in the form of Section 5.17.

5.12    Termination upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then-existing obligations) shall terminate upon a Change of Control Transaction and completion of the distribution of proceeds thereof to the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (excluding proceeds set aside in escrow or payable on a contingent basis following the consummation of such Change of Control Transaction). “Change of Control Transaction” means either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for bona fide capital raising purposes) that results in the voting securities of the Company outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Company, such surviving entity or the entity that controls such surviving entity; or (b) a sale, lease, exclusive license or other conveyance of all or substantially all of the assets of the Company and its subsidiaries, taken together.

5.13    Conflict. In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control.

5.14    Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.15    Aggregation of Stock. All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

5.16    Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT. If the waiver of jury trial set forth in this Section is not enforceable, then any claim or cause of action arising out of or relating to this Agreement shall be settled by judicial reference pursuant to California Code of Civil Procedure Section 638 et seq. before a referee sitting without a jury, such referee to be mutually acceptable to the parties or, if no agreement is reached, by a referee appointed by the Presiding Judge of the California Superior Court for Santa Clara County. This paragraph shall not restrict a party from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

5.17    FF Investor Limitation of Liability. The FF Investor enters into and is liable under (a) this Agreement, (b) any other document or agreement which the FF Investor may be required to provide under this Agreement and (c) any document or agreement executed by the Company or any other person as agent or attorney of the FF Investor under this Agreement only in its capacity as custodian for the FF Beneficial Investor, and to the extent that it is actually indemnified by the FF Beneficial Investor. To the extent this Section 5.17 operates to reduce the amounts for which the FF Investor would otherwise be liable to any person, the FF Beneficial Investor will pay or procure the payment of such amounts to such person.

(signature page follows)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

EARGO, INC.
a Delaware corporation

By:	/s/ Christian Gormsem
Name:	Christian Gormsen
Title:	Chief Executive Officer

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR:

Coöperatieve Gilde Healthcare V U.A.
By: Gilde Healthcare V Management B.V.
By: Gilde Healthcare Holding B.V.

By:	/s/ Edwin de Graaf
Name:	Edwin de Graaf
Title:	Managing Partner

By:	/s/ Pieter van der Meer
Name:	Pieter van der Meer
Title:	Managing Partner

With a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR:

LONGITUDE VENTURE PARTNERS IV, L.P., a Delaware limited partnership

By: Longitude Capital Partners IV, LLC, its general partner

By:	/s/ Juliet Bakker
Name:	Juliet Bakker
Title:	Managing Member

With a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR:

EXECUTED on behalf of THE NORTHERN TRUST COMPANY (ABN 62 126 279 918), a company incorporated in the State of Illinois in the United States of America, in its capacity as custodian for the Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908), by

Damian Tyler
being a person who, in accordance with the laws of that territory, is acting under the authority of the company.

Date:

/s/ Damian Tyler
By executing this agreement the signatory warrants that the signatory is duly authorized to execute this agreement on behalf of THE NORTHERN TRUST COMPANY

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

    FF Beneficial Investor:

Executed by Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908) by its attorney under power of attorney dated 10 July 2019 (who, by signing, confirms they have received no notice of revocation of that power):

/s/ Sarah Carne
Attorney Signature

Sarah Carne
Print Name 13 JULY 2020
Date

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

PIVOTAL ALPHA LIMITED

By:	/s/ Xintong Sun
Name:	Xintong Sun
Title:	Director

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

NOVO HOLDINGS A/S

By:	/s/ Thomas Dyrberg
Name:	Thomas Dyrberg by specific power of attorney
Title:	Managing Partner

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

ROCK SPRINGS CAPITAL MASTER FUND LP

By: Rock Springs General Partner LLC

By:	/s/ Mark Bussard
Name:	Mark Bussard
Title:	Member

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

MAVERON EQUITY PARTNERS IV, L.P., a Delaware limited partnership:		MAVERON EQUITY PARTNERS V, L.P., a Delaware limited partnership:
By: Maveron General Partner IV LLC, a Delaware limited liability company		By: Maveron General Partner V, LLC, a Delaware limited liability company

By:	/s/ Pete McCormick	By:	/s/ Pete McCormick
Name:	Pete McCormick	Name:	Pete McCormick
Title:	Managing Member	Title:	Managing Member

MEP ASSOCIATES IV, L.P., a Delaware limited partnership:		MEP ASSOCIATES V, L.P., a Delaware limited partnership:
By: Maveron General Partner IV LLC, a Delaware limited liability company		By: Maveron General Partner V, LLC, a Delaware limited liability company

By:	/s/ Pete McCormick	By:	/s/ Pete McCormick
Name:	Pete McCormick	Name:	Pete McCormick
Title:	Managing Member	Title:	Managing Member

MAVERON IV ENTREPRENEURS’ FUND, L.P., a Delaware limited partnership:		MAVERON V ENTREPRENEURS’ FUND, L.P., a Delaware limited partnership:
By: Maveron General Partner IV LLC, a Delaware limited liability company		By: Maveron General Partner V, LLC, a Delaware limited liability company

By:	/s/ Pete McCormick	By:	/s/ Pete McCormick
Name:	Pete McCormick	Name:	Pete McCormick
Title:	Managing Member	Title:	Managing Member

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

NEW ENTERPRISE ASSOCIATES 15, LIMITED PARTNERSHIP

By: NEA Partners 15, Limited Partnership, its
general partner
By: NEA 15 GP, LTD, its general partner

By:	/s/ Stephanie S. Brecher
Name:	Stephanie S. Brecher
Title:	General Counsel

NEA VENTURES 2015 L.P.

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice-President

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

CHARLES R. SCHWAB AND HELEN O. SCHWAB TTEE, THE CHARLES AND HELEN SCHWAB LIVING TRUST U/A DTD 11/22/1985

By:	/s/ Charles R. Schwab
Name:	Charles R. Schwab
Title:	Trustee

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

PIVOTAL ALPHA LIMITED

By:	/s/ Tang Chun Wai
Name:	Tang Chun Wai
Title:	Directors

(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Ben de Castro
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/s/ Ben de Castro
(Signature)

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The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Christy La Pieree
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/s/ Christy La Pieree
(Signature)

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The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Peter Van Nest
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/s/ Peter Van Nest
(Signature)

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INVESTOR

Peter Tuxen Bisgaard
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/s/ Peter Tuxen Bisgaard
(Signature)

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The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Patricia Burchell
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/s/ Patricia Burchell
(Signature)

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INVESTOR

Alan C. & Agnès B. Mendelson Family Trust
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/s/ Alan C. Mendelson
(Signature)

Alan C. Mendelson
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Trustee
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The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

FLP Trafalgar II L.P.
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/s/ Preston Butcher
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Manager of Kensington 1010 LLC, a DE LLC, General Partner of FLP Trafalgar II L.P.
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INVESTOR

VP Company Investments 2018, LLC
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/s/ Alan C. Mendelson
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Alan C. Mendelson
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Member, Management Committee
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INVESTOR

Shelby McCann
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/s/ Shelby McCann
(Signature)

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INVESTOR

Mark Gettner
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/s/ Mark Gettner
(Signature)

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The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Nick Laudico
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/s/ Nick Laudico
(Signature)

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INVESTOR

The James Anderson Living Trust
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/s/ James Anderson
(Signature)

James Anderson
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Trustee
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INVESTOR

Christy La Pierre
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/s/ Christy La Pierre
(Signature)

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INVESTOR

Deborah Corti
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/s/ Deborah Corti
(Signature)

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INVESTOR

Shiv Singh
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/s/ Shiv Singh
(Signature)

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INVESTOR

Theodore and Linda Lamson 2008 Family Trust
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/s/ Theodore Lamson
(Signature)

Theodore Lamson
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Trustee
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INVESTOR

Adam Laponis
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/s/ Adam Laponis
(Signature)

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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

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INVESTOR

Kenneth P. Fay
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/s/ Kenneth P. Fay
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INVESTOR

Earl A. Bright II Trust
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/s/ Earl Bright
(Signature)

Earl Bright
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Trustee Earl Bright II
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INVESTOR

Peter R. Bisgaard
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/s/ Peter T. Bisgaard
(Signature)

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INVESTOR

Nina Richardson
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/s/ Nina Richardson
(Signature)

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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

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INVESTOR

Timothy D. Trine
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/s/ Timothy D. Trine
(Signature)

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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

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INVESTOR

Vijay John
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/s/ Vijay John
(Signature)

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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Mark Thorpe
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/s/ Mark Thorpe
(Signature)

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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

The parties are signing this Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

John Gareau
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/s/ John Gareau
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(Signature page to the Eargo, Inc. Amended and Restated Investors’ Rights Agreement)

EXHIBIT A

INVESTORS

THE NORTHERN TRUST COMPANY (ABN 62 126 279 918), a company incorporated in the state of Illinois in the United States of America, in its capacity as custodian for Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908)

Pivotal Alpha Limited Registered Address: Address for Notices:

New Enterprise Associates 15, L.P. Attn.: Stephanie Brecher, General Counsel – U.S.

NEA Ventures 2015, L.P. Attn.: Stephanie Brecher, General Counsel – U.S.

Maveron Equity Partners IV, L.P.

MEP Associates IV, L.P.

Maveron IV Entrepreneurs’ Fund, L.P.

Maveron Equity Partners V, L.P.

MEP Associates V, L.P.

Maveron V Entrepreneurs’ Fund, L.P.

Dolby Family Ventures LP

Theoma Global Holding Ltd. Attn: Nicholas Andine

Peterson Venture Partners I, LP (formerly Peterson Ventures IV, LP)

Crosslink Ventures VI, L.P. Attn: Mihaly Szigeti

Crosslink Ventures VI-B, L.P. Attn: Mihaly Szigeti

UBS Fund Services (Cayman) LTd Trustee Offshore Crosslink Ventures VI Unit Trust dtd 11/4/09 Attn: Mihaly Szigeti

Crosslink Bayview VI, LLC Attn: Mihaly Szigeti

Crosslink Crossover Fund VI, L.P. Attn: Mihaly Szigeti

Crosslink Crossover Fund VII-A, L.P. Attn: Mihaly Szigeti

Crosslink Crossover Fund VII-B, L.P. Attn: Mihaly Szigeti

Pierre & Christine Lamond Trust

Red Sea Venture Partners, LLC

Tarang Amin

WS Investment Company LLC (2012A)

WS Investment Company, LLC (2013A)

WS Investment Company LLC (2014A)

WS Investment Company, LLC (2015A)

WS Investment Company, LLC (2015C)

Birchmere Ventures IV LP

Montage Ventures Fund I, L.P. Attn: Todd Kimmel

Liberated LLC Attn: Scott Banister

The James Anderson Living Trust

Weiss Family Trust

JM Capital Intl (II) LLC

Nicki Lang

Bissen Assets Holdings Limited

Emerald Bay Ventures II, LLC

Roger Kimmel

Phillippe Lautard

Claire Castera

Francois Sinibardy

Aymerik Renard

Stanford-StartX Fund Stanford Management Company Attn: Direct Investments

Thomas A. Steinke

Mitchell Friedman

The Tarang and Hirni Amin Revocable Trust DTD

John C. S. Breitner

Cameron Breitner

Birchmere Aria Holdings I LP

Georges Harik

Jon C. Feder Trustee of Jack Feder Trust

Mark Davies

Lin C. Wu & Therese A. Wu

Jean-Marc Simandoux

Farzad Nazem & Noosheen Hashemi Living Trust DTD 7/10/95

Ammunition, LLC

Charles R. Schwab and Helen O. Schwab TTEE The Charles and Helen Schwab Living Trust U/A DTD

Dermot Fallon

Calvin Pardee Erdman Jr. Rev. Lvg. Tr

FLP Trafalgar II L.P. Attn: Preston Butcher

Henry R. Kravis

Gleam Co.

The Reeves Family Trust of 1989

Robert B. Millard

Christian Gormsen

William H. Brownie

Timothy D. Trine

Christy Vanessa La Pierre

Nina Richardson

Earl A. Bright II

Alan C. & Agnès B. Mendelson Family Trust

VP Company Investments 2016, LLC

Kavita Patel

Kenneth P. Fay

Theodore and Linda Lamson 2008 Family Trust

Doug Hughes

Coöperatieve Gilde Healthcare V U.A. Attn: Geoff Pardo

Longitude Venture Partners IV, L.P.

Rock Springs Capital Master Fund LP c/o Rock Springs Capital Management LP Attn: General Counsel

Novo Holdings A/S Attn: Heather Ludvigsen With a copy (which shall not constitute notice) to: Novo Ventures (US), Inc. Attn: Junie Lim and Peter Moldt

Adam Laponis

Shiv Singh

Deborah Corti

Benjamin De Castro

John Gareau

Vijay John

Nick Laudico

Shelby McCann

Peter Tuxen Bisgaard

Mark Thorpe

Peter Van Nest

Patricia Burchell

Mark Gettner

EXHIBIT B

PIVOTAL PERMITTED TRANSFER

“Pivotal Permitted Transfer” shall mean any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, of any of the shares of capital stock of the Company held by Pivotal Alpha Limited or an Affiliate thereof (“Pivotal Stock”):

1.    To an Affiliate of Pivotal Alpha Limited;

2.    In respect of an owner of a direct or indirect interest in Pivotal Alpha Limited, to one or more of the family members of such owner;

3.    Among the owners of a direct or indirect interest in Pivotal Alpha Limited to one another or to family members of such owners;

4.    To trusts or entities established for charitable purposes;

5.    To an Affiliate of such persons mentioned in sub-paragraphs 2, 3 and 4 above, or to a trust or entities established for the benefit of or for the purpose of holding assets on trust for such persons mentioned in sub-paragraphs 2, 3 and 4 above;

6.    Insofar as any such interest is held by the estate of a deceased person, by the executors, administrators, personal representatives or similar representatives of such deceased person in accordance with the will of such deceased person or the applicable law or otherwise as directed by the relevant court of law; or

7.    As a result of any solvent corporate reconstruction or restructuring within the group of companies comprising Chen’s Group International Limited and its subsidiaries.

For the purposes of paragraphs 1 and 5 above, “Affiliate” means, (i) in relation to a person other than a natural person (the “first-mentioned person”), any person that directly or indirectly Controls or is Controlled by or is under common Control with the first-mentioned person; and (ii) in relation to a natural person (the “specified person”), any person that is directly or indirectly Controlled by the specified person.

For purposes of this Exhibit B, “Control” means, in relation to a person (other than a natural person), (a) the ownership or control of 30% or more of the voting securities of such person; or (b) the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, or to control the composition of a majority of the members of the board of directors or similar governing body of such person, whether through ownership of voting securities, by contract, as trustee, executor, agent or otherwise; and “Controls,” “Controlled by” and “under common Control with” shall be construed accordingly.

Unless otherwise specified, any reference to “person” in this Exhibit B includes a reference to any natural person, corporation, general partnership, limited partnership, proprietorship, joint venture, limited liability company, firm, other business organization, trust, or any other entity whether it acts in the capacity of an individual, trustee or whatsoever.

SCHEDULE 1

NOTICE AND WAIVER/ELECTION OF

RIGHT OF FIRST REFUSAL

I do hereby waive or exercise, as indicated below, my rights of first refusal under the Amended and Restated Investors’ Rights Agreement dated as of July 13, 2020 (the “Agreement”):

1.	Waiver of 10 days’ notice period in which to exercise right of first refusal: (please check only one)

( )	WAIVE in full, on behalf of all Investors, the 10-day notice period provided to exercise my right of first refusal granted under the Agreement.

( )	DO NOT WAIVE the notice period described above.

2.	Issuance and Sale of New Securities: (please check only one)

( )	WAIVE in full the right of first refusal granted under the Agreement with respect to the issuance of the New Securities.

( )

ELECT TO PARTICIPATE in $         (please provide amount) in New Securities proposed to be issued by Eargo, Inc., a Delaware corporation, representing LESS than my pro rata portion of the aggregate of $[        ] in New Securities being offered in the financing.

( )

ELECT TO PARTICIPATE in $         in New Securities proposed to be issued by Eargo, Inc., a Delaware corporation, representing my FULL pro rata portion of the aggregate of $[        ] in New Securities being offered in the financing.

( )

ELECT TO PARTICIPATE in my full pro rata portion of the aggregate of $[        ] in New Securities being made available in the financing AND, to the extent available, the greater of (x) an additional $         (please provide amount) or (y) my pro rata portion of any remaining investment amount available in the event other Investors do not exercise their full rights of first refusal with respect to the $[        ] in New Securities being offered in the financing.

Date:

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(Signature)

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This is neither a commitment to purchase nor a commitment to issue the New Securities described above. Such issuance can only be made by way of definitive documentation related to such issuance. The company will supply you with such definitive documentation upon request or if you indicate that you would like to exercise your first offer rights in whole or in part.